We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. Q4 2023 Earnings Call February 27, 2024

2Sterling | STRL: Fourth Quarter 2023 DISCLOSURE: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward- looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; our guidance; our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” "guidance," “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward- looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward- looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

WHO is Sterling?

A market-leading infrastructure service provider of e-infrastructure, building and transportation solutions.

A story of successful execution of a multi-year strategic business transformation; born of a vision that levers our entrepreneurial spirit.
We offer a customer-centric, market-focused portfolio of goods and services geographically positioned in the right markets.

E-Infrastructure Solutions

+ Fastest growing segment in revenue growth
+ Provides value-added solutions to blue-chip customers in all major East Coast markets
+ Develops advanced, large-scale site development services for manufacturing, data centers, e-commerce distribution centers, warehousing, power generation and more

Building Solutions

+ Serves the Nation's Top Builders in the Nation's Top Housing Markets: Texas & Arizona
+ Residential and commercial concrete foundations for single-family and multi-family homes, parking structures, elevated slabs, other concrete work and plumbing services for new single-family residential builds

Transportation Solutions

+ Enhanced business mix
+ Provides infrastructure solutions in the Rocky Mountain States and Texas
+ Infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, rail and storm drainage systems



NASDAQ	STRL	Shares outstanding[2]	30.9M
HQ	The Woodlands, TX	Market cap[2]	$2.69B
Employees	~3,000[1]	Revenue[3]	$2.17B
Segments	E-Infrastructure Solutions Building Solutions Transportation Solutions	EBITDA[3]	$293M
Projects underway	~230[1]	Total Backlog[1]	$2.07B

STERLING

(1) At December 31, 2023.
(2) Shares outstanding and Market Cap as of February 23, 2024.
(3) Full Year 2024 Revenue and EBITDA Mid-Point Guidance. *See EBITDA Reconciliation in the Appendix page 17.

Sterling | STRL: Fourth Quarter 2023 3

Sterling | STRL: Fourth Quarter 2023 4 Strategic Transformation at a Glance

+ Fourth Quarter 2023 Results Sterling | STRL: Fourth Quarter 2023 5

Fourth Quarter and Full Year 2023 Results Highlights Continuing Operations + Revenues: $486.0 million and $1,972.2 million, respectively + Net Income: $40.2 million and $138.7 million, respectively + Diluted EPS: $1.28 and $4.44, respectively + EBITDA(1): $68.4 million and $259.0 million, respectively + Cash Flow from Operations(2): $147.4 million and $478.6 million, respectively + Cash & Cash Equivalents(2): $471.6 million + Backlog(2): $2.07 billion with 15.2% margin + Combined Backlog(3): $2.37 billion with 15.4% margin Sterling | STRL: Fourth Quarter 2023 6 (1) The Company defines EBITDA as GAAP net income from continuing operations, adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation on page 16. (2) Cash from operations, Cash & Cash Equivalents and Backlog are for and as of the year ended December 31, 2023. (3) Combined Backlog includes Unsigned Awards of $303 million at December 31, 2023.

Sterling | STRL: Fourth Quarter 2023 7 Quarterly Consolidated and Segment Results Continuing Operations ($ in millions) Q4 2023 Q4 2022 Revenues $ 486.0 $ 448.6 Gross Profit 91.8 69.0 G&A Expense (26.1) (23.1) Intangible Amortization (4.0) (3.5) Acquisition Related Costs (0.5) (0.3) Other Operating Expense, Net (5.3) (5.0) Operating Income 55.8 37.0 Interest, Net (1.0) (5.6) Income Tax Expense (12.3) (10.7) Less: Net Income Attributable to NCI (2.3) (0.4) Net income from Continuing Operations $ 40.2 $ 20.2 Diluted EPS $ 1.28 $ 0.66 EBITDA from Continuing Operations(1) $ 68.4 $ 49.9 ($ in millions) Q4 2023 Q4 2022 E-Infrastructure Solutions Revenue $ 217.5 $ 247.3 Operating Income $ 37.6 $ 29.8 Operating Margin 17.3% 12.1 % Transportation Solutions Revenue $ 175.7 $ 126.5 Operating Income $ 12.3 $ 5.1 Operating Margin 7.0% 4.0 % Building Solutions Revenue $ 92.8 $ 74.8 Operating Income $ 11.2 $ 8.3 Operating Margin 12.0% 11.0% (1) The Company defines EBITDA from continuing operations as GAAP net income from continuing operations, adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation on page 16.

Sterling | STRL: Fourth Quarter 2023 8 Full Year Consolidated and Segment Results Continuing Operations ($ in millions) 2023 2022 Revenues $ 1,972.2 $ 1,769.4 Gross Profit 337.6 274.6 G&A Expense (98.7) (86.5) Intangible Amortization (15.2) (14.1) Acquisition Related Costs (0.9) (0.8) Other Operating Expense, Net (17.0) (13.3) Operating Income 205.8 159.9 Interest, Net (15.2) (19.7) Income Tax Expense (47.8) (41.7) Less: Net Income Attributable to NCI (4.2) (1.7) Net income from Continuing Operations 138.7 96.7 Diluted EPS $ 4.44 $ 3.16 EBITDA from Continuing Operations(1) $ 259.0 $ 208.7 ($ in millions) 2023 2022 E-Infrastructure Solutions Revenue $ 937.4 $ 905.3 Operating Income $ 141.0 $ 121.5 Operating Margin 15.0% 13.4 % Transportation Solutions Revenue $ 630.9 $ 542.6 Operating Income $ 41.9 $ 26.6 Operating Margin 6.6% 4.9 % Building Solutions Revenue $ 403.9 $ 321.6 Operating Income $ 46.2 $ 36.7 Operating Margin 11.4% 11.4% (1) The Company defines EBITDA from continuing operations as GAAP net income from continuing operations, adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation on page 16.

Sterling | STRL: Fourth Quarter 2023 9 Remaining Performance Obligations (RPOs)(1) Continuing Operations ($ in millions) 12/31/2023 12/31/2022 E-Infrastructure Solutions RPOs $ 813.7 $ 603.2 Transportation Solutions RPOs 1,184.5 713.2 Building Solutions RPOs - Commercial 68.8 97.9 Total RPOs $ 2,067.0 $ 1,414.3 (1) Our remaining performance obligations do not differ from what we refer to as “Backlog,” and represent the amount of revenues we expect to recognize in the future from our contract commitments on projects.

Increased EBITDA and Cash Flow Drives Liquidity Strategy


Foward Looking EBITDA Debt Coverage Ratio
2.0X
1.5X
1.0X
0.5X
0.0X
1.9X
1.2X
12/31/22
12/31/23

We expect to pursue strategic uses of our liquidity, such as strategic acquisitions, investing in capital equipment and managing leverage.

Capital allocation focus

- Long-term shareholder value
- Complementing organic growth in existing and new markets
- Strong cash flow profile provides flexibility and drives liquidity strategy

Sterling is comfortable with a forward looking debt/ EBITDA coverage ratio of +/-2.5X.

5-Year Credit Facility

$343M Term Loan Borrowings
$75M Revolving Credit Facility (Undrawn)

Key Cash Flow Considerations

	2023	2022
Cash flows from Operations	$478.6M	$219.1M
Net CAPEX	$50.6M	$56.0M

- Cash & Cash Equivalents at December 31, 2023 was $471.6 million
- 2024 EBITDA guidance[1]: $285M to $300M
- Expected additional 2024 noncash expenses: $30M to $35M (Stock-based compensation, noncash interest expense, deferred taxes, etc.)
- Scheduled term loan debt payments total $26,300, $26,300 and $6,600 for 2024, 2025 and 2026, respectively

STERLING

(1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA guidance reconciliation on page 17.

Sterling | STRL: Fourth Quarter 2023 10

Sterling | STRL: Fourth Quarter 2023 11 Contact Us Sterling Infrastructure, Inc. Noelle Dilts, VP IR and Corporate Strategy Tel: (281) 214-0795 noelle.dilts@strlco.com

+ Appendix Sterling | STRL: Fourth Quarter 2023 12

Sterling | STRL: Fourth Quarter 2023 13 2024 Modeling Considerations(1) (1) In millions except for EPS and percentages. (2) See EBITDA guidance reconciliation on page 17. Revenue $2,125 to $2,215 Gross Margin ~17.5% G&A Expense as % of Revenue (Excluding Intangible Amortization) ~5% Intangible Amortization $17 Other Operating Expense Net $17 to $19 JV Non-Controlling Interest Expense $7 to $8 Effective Income Tax Rate ~27% Net Income $155 to $165 Diluted EPS $4.85 to $5.15 Expected Dilutive Shares Outstanding 32.0 EBITDA(2) $285 to $300

2024 Modeling Considerations Continued* Sterling | STRL: Fourth Quarter 2023 14 * In Millions. Non-Cash Items FY 2024 Expectations FY 2023 Depreciation $45 to $47 $42.2 Intangible Amortization $17 $15.2 Debt Issuance Cost Amortization $1 to $2 $2.0 Stock-based Compensation $14 to $16 $12.6 Deferred Taxes $15 to $17 $14.7 Other Cash Flow Items FY 2024 Expectations FY 2023 Interest expense, net of interest income $5 to $6 $15.2 CAPEX, net of disposals $55 to $60 $50.6

Sterling | STRL: Fourth Quarter 2023 15 (1) The Company defines adjusted net income from continuing operations as GAAP net income from continuing operations excluding the impact of acquisition related costs. Three Months Ended December 31, Twelve Months Ended December 31, 2023 2022 2023 2022 Net income from Continuing Operations $ 40,173 $ 20,233 $ 138,655 $ 96,717 Acquisition related costs 521 265 873 827 Adjusted net income from Continuing Operations (1) $ 40,694 $ 20,498 $ 139,528 $ 97,544 Net income per share from Continuing Operations: Basic $ 1.30 $ 0.67 $ 4.51 $ 3.20 Diluted $ 1.28 $ 0.66 $ 4.44 $ 3.16 Adjusted net income per share from Continuing Operations: Basic $ 1.32 $ 0.68 $ 4.54 $ 3.23 Diluted $ 1.30 $ 0.67 $ 4.47 $ 3.19 Weighted average common shares outstanding: Basic 30,819 30,324 30,755 30,199 Diluted 31,334 30,739 31,208 30,564 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES ADJUSTED NET INCOME FROM CONTINUING OPERATIONS RECONCILIATION (In thousands) (Unaudited)

Sterling | STRL: Fourth Quarter 2023 16 (1) The Company defines EBITDA from continuing operations as GAAP net income from continuing operations, adjusted for depreciation and amortization, net interest expense and taxes. (2) The Company defines adjusted EBITDA from continuing operations as EBITDA from continuing operations excluding the impact of acquisition related costs. Three Months Ended December 31, Twelve Months Ended December 31, 2023 2022 2023 2022 Net income from Continuing Operations $ 40,173 $ 20,233 $ 138,655 $ 96,717 Depreciation and amortization 14,874 13,253 57,403 50,575 Interest expense, net of interest income 991 5,645 15,180 19,706 Income tax expense 12,341 10,741 47,770 41,707 EBITDA from Continuing Operations(1) 68,379 49,872 259,008 208,705 Acquisition related costs 521 265 873 827 Adjusted EBITDA from Continuing Operations(2) $ 68,900 $ 50,137 $ 259,881 $ 209,532 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA FROM CONTINUING OPERATIONS RECONCILIATION (In thousands) (Unaudited)

Sterling | STRL: Fourth Quarter 2023 17 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense and taxes. Full Year 2024 Guidance Low High Net income attributable to Sterling common stockholders $ 155 $ 165 Depreciation and amortization 62 64 Interest expense, net of interest income 5 6 Income tax expense 63 65 EBITDA (1) $ 285 $ 300 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA GUIDANCE RECONCILIATION (In millions) (Unaudited)

THANK YOU We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow.